UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2025
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2025 Annual Meeting on June 10, 2025. Present at the 2025 Annual Meeting, either in person or by proxy, were holders of 187,689,994 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the 2025 Annual Meeting, the Company’s shareholders considered four proposals. Each of the proposals is discussed briefly below and is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”).
Proposal 1: Election of Directors
The shareholders elected the Company’s nominees to the Board. The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
Gary L. Carano	173,620,400	98.7%	2,272,058	1.3%	209,754	11,587,782
Bonnie S. Biumi	172,787,266	98.3%	2,961,956	1.7%	352,990	11,587,782
Jan Jones Blackhurst	172,521,628	98.2%	3,227,846	1.8%	352,738	11,587,782
Frank J. Fahrenkopf, Jr.	168,066,923	95.6%	7,825,754	4.4%	209,535	11,587,782
Kim Harris Jones	175,149,672	99.6%	741,438	0.4%	211,102	11,587,782
Don R. Kornstein	166,402,809	94.6%	9,489,159	5.4%	210,244	11,587,782
Jesse Lynn	174,782,561	99.4%	1,097,408	0.6%	222,243	11,587,782
Courtney R. Mather	170,239,641	96.8%	5,651,355	3.2%	211,216	11,587,782
Ted Papapostolou	170,740,240	97.1%	5,139,284	2.9%	222,688	11,587,782
Michael E. Pegram	169,941,788	96.6%	5,928,308	3.4%	232,116	11,587,782
Thomas R. Reeg	174,810,278	99.4%	1,082,356	0.6%	209,578	11,587,782
David P. Tomick	172,615,723	98.2%	3,251,807	1.8%	234,682	11,587,782
Each of the foregoing directors was elected by a majority of the votes cast at the 2025 Annual Meeting at which a quorum was present.
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
116,985,947	66.5%	58,820,820	33.5%	295,445	11,587,782
The foregoing Proposal 2 was approved.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The number and type of votes cast with respect to the proposal were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
187,296,598	99.9%	111,537	0.1%	281,859	—
The foregoing Proposal 3 was approved.

Proposal 4: Consideration of a Shareholder Proposal Regarding the Adoption of a Smokefree Policy for Caesars Entertainment Properties
The number and type of votes cast with respect to the proposal, as well as the number of non-votes with respect to the proposal, were as follows:

Votes For	% Voted	Votes Against	% Voted	Abstentions	Broker Non-Votes
16,366,242	9.4%	157,765,602	90.6%	1,970,368	11,587,782
The foregoing Proposal 4 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	June 12, 2025	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary